UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: September 15, 2009
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022
(Address of Principal Executive Offices and Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 15, 2009, E*TRADE Financial Corporation (the “Company”) released its Monthly Activity Report for August 2009.  The press release containing this Monthly Activity Report, attached hereto as Exhibit 99.1, is incorporated herein in its entirety.  The Company incorporates by reference the section entitled “Risk Factors” from page S-7 through page S-19 of the Prospectus Supplement dated September 14, 2009 into this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.
Exhibit No.	Description

99.1	Press Release with Monthly Activity Report dated September 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: September 15, 2009	By:	/s/ Karl A. Roessner
		Name:	Karl A. Roessner
		Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release with Monthly Activity Report dated September 15, 2009